SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


         Filed by the Registrant /X/
         Filed by a Party other than the Registrant / /

         Check the appropriate box:
         / /  Preliminary Proxy Statement
         / /  Confidential, for Use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))
         /X/  Definitive Proxy Statement
         / /  Definitive Additional Materials
         / /  Soliciting Material Pursuant to Section 240.14a-12


                             SUNAMERICA INCOME FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------------

     (5)  Total fee paid:

          ------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------------

     (3)  Filing Party:

          ------------------------------------------------------------------

     (4)  Date Filed:

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


SUNAMERICA ASSET MANAGEMENT CORP.

The SunAmerica Center
733 Third Avenue
New York, N.Y. 10017-3204

                                                               [SUNAMERICA LOGO]


October 5, 2001


Dear Shareholder,


     I am writing to you to ask for your vote on important questions that may affect the SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund, each a series of SunAmerica Income Funds (each a "Fund"). Depending upon which Fund's shares you own, we are asking you to vote on the following proposals:

     1. For each of the Funds, to consider and act upon a proposal to approve a subadvisory agreement between the Fund's investment adviser, SunAmerica Asset Management Corp., and American General Investment Management, L.P. or an affiliate thereof;

     2. For the SunAmerica Diversified Income Fund, to approve a change in the Fund's investment objective;

     3. For the SunAmerica High Income Fund, to approve a change in the Fund's investment objective;

     4. For each of the Funds, to approve changing the Fund's investment objective from a fundamental policy to a non-fundamental policy; and

     5. For each of SunAmerica Diversified Income Fund and SunAmerica High Income Fund, to approve a change in the Fund's fundamental investment policy concerning borrowing.

     We have included a Question and Answer sheet to help you better understand matters relating to this proxy vote. THE BOARD OF TRUSTEES OF SUNAMERICA INCOME FUNDS BELIEVES THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF SPECIAL MEETING IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE IN FAVOR OF ALL PROPOSALS.

     You will receive a proxy card for each Fund in which you are invested. There are several ways to vote your shares including mail, fax, touch-tone telephone, live operator and the Internet. Some of these options may not be available to all shareholders. Please refer to the proxy card for more information on how to vote. Your vote is important. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder, reminding you to vote.

     If you have any questions about the proxy voting process, you may call Georgeson Shareholder toll-free at 1-888-850-2811.


                          YOUR VOTE IS VERY IMPORTANT!

     Your prompt attention to this matter can help to avoid the cost of future solicitation for your proxy regarding this meeting.

     We appreciate your cooperation and continued support.

                                             Sincerely,


                                             /s/ Peter A. Harbeck

                                             Peter A. Harbeck
                                             PRESIDENT

     SHAREHOLDERS ARE URGED TO VOTE USING ANY OF THE AVAILABLE OPTIONS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.


                                                                 October 5, 2001

                       IMPORTANT NEWS FOR SHAREHOLDERS OF
                       SUNAMERICA DIVERSIFIED INCOME FUND
                           SUNAMERICA HIGH INCOME FUND
                       SUNAMERICA TAX EXEMPT INSURED FUND
                                       OF
                             SUNAMERICA INCOME FUNDS

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Funds which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.   WHO IS ASKING FOR MY VOTE?


A. The Board of Trustees (the "Trustees") of SunAmerica Income Funds (the "Trust") has requested your vote on several matters at a special meeting of shareholders to be held at 10:00 a.m., Eastern Time, on November 7, 2001 (the "Special Meeting") at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.


Q.   WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials because you have the right to vote on important proposals concerning your investment in one or more of the Funds.

Q.   WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one Fund, you will receive a proxy card for each Fund whose shares you own.

Q.   WHAT IS THE BACKGROUND FOR THE PROPOSALS BEING PRESENTED?

A. Your Fund is advised by SunAmerica Asset Management Corp. ("SAAMCo"), a subsidiary of American International Group, Inc. ("AIG"), a leading U.S.-based international insurance and financial services organization.


     On August 29, 2001, AIG acquired American General Corporation in a transaction we call the "AIG Merger." As a result of the AIG Merger, American General Asset Management Corp. ("AGAM") and American General Investment Management, L.P. ("AGIM") became wholly owned subsidiaries of AIG. AGAM and AGIM currently serve as investment adviser and subadviser, respectively, to certain portfolios of North American Funds, a registered investment company with multiple portfolios.

     It is proposed that similar portfolios of North American Funds (each, an "NA Fund") be combined with each of the SunAmerica Diversified Income, SunAmerica High Income and

     SunAmerica Tax Exempt Insured Funds. We refer to each proposed combination of funds as a "Reorganization."


     Each Reorganization must be approved by shareholders of the relevant NA Fund. Shareholders of the SunAmerica Diversified Income, SunAmerica High Income and SunAmerica Tax Exempt Insured Funds are not being asked to vote on the Reorganizations. Upon completion of the Reorganizations, the SunAmerica Diversified Income Fund will change its name to the SunAmerica Strategic Bond Fund and the SunAmerica High Income Fund will change its name to the SunAmerica High Yield Bond Fund. The SunAmerica Tax Exempt Insured Fund's name will not change.


Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED SUBADVISORY AGREEMENT IN PROPOSAL NO. 1?


A. AGIM is the current subadviser for each of the NA Funds. The Trustees of your Fund have determined that, if the Reorganization involving your Fund and the corresponding NA Fund is approved, it would be in the best interests of each Fund and its shareholders to have AGIM or its affiliate assume responsibility for the investment operations of your Fund, subject to shareholder approval. Shareholder approval of the subadvisory agreement with AGIM is required by the Investment Company Act of 1940.


Q.   WILL THE FEE PAID FOR ADVISORY SERVICES CHANGE?

A. No. AGIM's fee will be paid by Saamco, out of the fee that each Fund pays SAAMCo.


Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED CHANGES TO THE FUNDS' INVESTMENT OBJECTIVES IN PROPOSALS NO. 2 AND NO. 3?

A. The investment objective of each of the SunAmerica Diversified Income Fund and the SunAmerica High Income Fund is being changed. The new investment objective for each is "a high level of total return." Currently, the objective of both Funds emphasizes current income. The change will give the investment adviser the additional flexibility to take advantage of opportunities to invest for potential capital appreciation instead of focusing primarily on the current income potential of the investment. Because your Fund's objective is a fundamental policy, it cannot be changed without shareholder approval.

Q: IN PROPOSAL NO. 4, WHY IS THE FUND'S INVESTMENT OBJECTIVE BEING CHANGED FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY?

A: A "fundamental policy" is an investment objective, policy or restriction that can be changed only by a vote of both the Trustees and the shareholders. Under the Investment Company Act of 1940, each Fund must adopt certain investment restrictions as fundamental policies. However, the Investment Company Act of 1940 does not require that a Fund's investment objective be a fundamental policy. The proposed change will enable each Fund to change its investment objective with the Trustees' approval, but without the costs, expense and time delay associated with obtaining shareholder approval. The Trustees of your Fund will approve any future change to a Fund's investment objective and share-holders will receive notice of the change. No Fund has any present intention to change its investment objective except as set forth in the Proxy Statement.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED CHANGE TO THE FUNDS' INVESTMENT RESTRICTION REGARDING BORROWING IN PROPOSAL NO. 5?


A. The change in the investment restriction will increase your Fund's ability to borrow for temporary and emergency purposes from 5% of total assets to 33 1/3% of total assets. This change will provide greater investment flexibility for each of the Funds, and will make the policy consistent with the corresponding policy of each corresponding NA Fund. Because this restriction is a fundamental policy of your Fund, it cannot be changed without shareholder approval.


Q. WILL THE PROPOSED CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT OBJECTIVES AND RESTRICTIONS RESULT IN ANY MAJOR CHANGE IN THE FUNDS' OPERATIONS?


A. No. However, the Trustees believe the changes will allow each Fund greater flexibility to respond to investment opportunities.

Q.   HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Trustees, including the Independent Trustees, recommend that you vote FOR all of the proposals on the enclosed proxy card.


Q.   HOW DO I CAST MY VOTE?

A. You have several different ways to provide your Fund with your vote. These ways include mail, speaking with a representative on the telephone, fax, touch-tone voting and voting online over the Internet. Not all of these options are available to all of you and you should refer to the proxy card accompanying this Question and Answer sheet to see which of these options you can use. If you need more information on how to vote, or if you have any questions, please call your Fund's proxy solicitor, Georgeson Shareholder, at 1-888-850-2811.


            YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL
                        EXPENSE OF ANOTHER SOLICITATION.
                  THANK YOU FOR PROMPTLY SUBMITTING YOUR VOTE.

                             SUNAMERICA INCOME FUNDS

                       SUNAMERICA DIVERSIFIED INCOME FUND
                           SUNAMERICA HIGH INCOME FUND
                       SUNAMERICA TAX EXEMPT INSURED FUND

                              THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                             NEW YORK, NY 10017-3204
                          -----------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          -----------------------------

To the Shareholders:


     NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund will be held on November 7, 2001 at 10:00 a.m., Eastern Time, at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the proposals set forth below:

     1. For each Fund, to consider and act upon a proposal to approve a subadvisory agreement between the Fund's investment adviser, SunAmerica Asset Management Corp., and American General Investment Management, L.P. or an affiliate thereof;

     2. For the SunAmerica Diversified Income Fund, to approve a change in the Fund's investment objective;

     3. For the SunAmerica High Income Fund, to approve a change in the Fund's investment objective;

     4. For each of the Funds, to approve changing its investment objective from a fundamental policy to a non-fundamental policy;

     5. For each of SunAmerica Diversified Income Fund and SunAmerica High Income Fund, to approve a change in each Fund's fundamental investment policy concerning borrowing; and

     6. Such other matters as may properly come before the Meeting or any adjournments thereof.


     The Board of Trustees of SunAmerica Income Funds has fixed the close of business on September 17, 2001 as the record date for determining the number of shares outstanding and the shareholders entitled to receive notice of and to vote at the Meeting and at any and all adjournments thereof.


                                      By Order of the Board of Trustees,


                                      /s/ Robert M. Zakem

October 5, 2001                       Robert M. Zakem

                                      SECRETARY

EACH SHAREHOLDER IS URGED TO EXERCISE THE RIGHT TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS BY FILLING IN, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY CALLING AN AGENT OF THE FUNDS OR SHAREHOLDERS MAY VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

                             SUNAMERICA INCOME FUNDS

                       SUNAMERICA DIVERSIFIED INCOME FUND
                           SUNAMERICA HIGH INCOME FUND
                       SUNAMERICA TAX EXEMPT INSURED FUND

                              THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                             NEW YORK, NY 10017-3204
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                          NOVEMBER 7, 2001, 10:00 A.M.


     The SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund (each a "Fund") are separate investment series of SunAmerica Income Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust") and registered under the Investment Company Act of 1940 (the "1940 Act").

     For each Fund, SunAmerica Asset Management Corp. serves as investment adviser ("SAAMCo" or the "Adviser"), SunAmerica Capital Services, Inc. serves as distributor (the "Distributor") and SunAmerica Fund Services, Inc. serves as administrator (the "Administrator"). The Adviser, Distributor and Administrator are all located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017.

     In accordance with applicable law, this Proxy Statement is being mailed, on or about October 10, 2001, on behalf of the Board of Trustees (the "Trustees") of the Trust, to the shareholders of each Fund in connection with a solicitation of proxies to be used at a special meeting (the "Meeting") of shareholders of the Funds scheduled to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on November 7, 2001, at 10:00 a.m., Eastern Time. The cost of the solicitation will be borne by American International Group, Inc. ("AIG"), SAAMCo's parent, or an affiliate thereof. None of the costs of the solicitation will be borne by a Fund. The Trustees have fixed the close of business on September 17, 2001 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

The proposals described in this Proxy Statement and the Fund(s) to which each applies are:


SUMMARY OF PROPOSAL                       FUND(S) TO WHICH PROPOSAL APPLIES

1.  To consider and act upon a proposal   Each Fund voting separately
    to approve a subadvisory  agreement
    between   the   Funds'   investment
    adviser,   SAAMCo,   and   American
    General Investment Management, L.P.
    or an affiliate thereof.

2.  To  approve a change in the  Fund's   SunAmerica Diversified Income Fund
    investment objective.

3.  To  approve a change in the  Fund's   SunAmerica High Income Fund
    investment objective.


4.  To  approve   changing  the  Fund's   Each Fund voting separately
    investment    objective    from   a
    fundamental   policy   to  a   non-
    fundamental policy.

5.  To  approve a change in the  Fund's   SunAmerica Diversified Income Fund and
    borrowing policy.                     SunAmerica   High  Income  Fund,  each
                                          voting separately

6.  To transact such other  business as   All Funds
    may   properly   come   before  the
    Meeting    or   any    adjournments
    thereof.


      The Funds expect that the solicitation of proxies from shareholders will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo or its affiliates, who will not receive any compensation for their solicitation services from the Funds. In addition, Georgeson Shareholder, a professional proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The costs of such solicitation will be borne by AIG or an affiliate.

      Shareholders may also provide their proxy through telephone touch-tone voting or Internet voting. These options require a shareholder to enter a twelve-digit control number that is located on each proxy card. Subsequent to entering this number, shareholders will be prompted to enter their vote on each proposal on which they are entitled to vote. Shareholders will have an opportunity to review their vote and make any necessary changes before submitting their vote and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their vote prior to submission, will also receive an e-mail confirming their vote.

      As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from Georgeson Shareholder if their vote has not yet been received. Authorization to permit Georgeson Shareholder to execute proxies may be obtained by telephonically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $75,000, including out-of-pocket expenses. As stated above, this cost will be borne by AIG or an affiliate.

      In all cases where a telephonic proxy is solicited, the Georgeson Shareholder representative is required to ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information solicited agrees with the information provided to Georgeson Shareholder, then the Georgeson Shareholder representative has the responsibility to explain the process,  read  the  proposals  listed  on  the  proxy  card  and  ask  for  the shareholder's instructions on each proposal. The Georgeson Shareholder representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, but may read any recommendation set forth in the Proxy Statement. The Georgeson Shareholder representative will record the shareholder's instructions on the card. Within 72 hours, Georgeson Shareholder will send the shareholder a letter or mailgram confirming his or her vote and asking the shareholder to call Georgeson Shareholder immediately if his or her instructions are not correctly reflected in the confirmation.


      If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the Proxy Statement or replacement proxy cards, they may contact Georgeson Shareholder toll-free at 1-888-850-2811. Proxies executed by shareholders may be revoked by (i) a written instrument received by the Secretary of the Trust at any time before they are exercised; (ii) delivery of a later-dated proxy prior to the Meeting; (iii) subsequently registering their vote by telephone, fax, touch tone voting or via the Internet, or (iv) attendance at the Meeting and voting in person.

RECORD DATE AND OUTSTANDING SHARES

      Only holders of shares of the Funds at the close of business on September 17, 2001 (as defined above, the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. The following chart sets out the shares of each class of the Funds issued and outstanding and entitled to vote at the close of business on the Record Date.

--------------------------------------------------------------------------------
NAME OF FUND   CLASS A SHARES   CLASS B SHARES   CLASS II SHARES    TOTAL FUND
                                                                      SHARES
--------------------------------------------------------------------------------
SUNAMERICA      9,382,308.593    5,544,663.391    1,331,964.047   16,258,936.031
DIVERSIFIED
INCOME FUND
--------------------------------------------------------------------------------
SUNAMERICA     13,355,495.358   15,492,727.560    4,198,435.735   33,046,658.653
HIGH INCOME
FUND
--------------------------------------------------------------------------------
SUNAMERICA      5,504,168.857    1,017,921.730      137,922.229    6,660,012.816
TAX EXEMPT
INSURED FUND
--------------------------------------------------------------------------------

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE FUNDS

      With  respect  to  each  Fund  as  of  the  Record  Date,   the  following
shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated class of shares of the Fund:

      SunAmerica Diversified Income Fund

                (2) NAME AND ADDRESS    (3) AMOUNT AND NATURE
(1) TITLE           OF RECORD OR            OF RECORD OR          (4) PERCENTAGE
    OF CLASS        BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      OF CLASS
    --------        ----------------        --------------------      ----------

Class B         Merrill Lynch, Pierce,       366,466.0220                  6%
                Fenner & Smith, Inc.        owned of record
                Attn: Service Team
                Sec# 97MD7
                4800 Deer Lake Dr. East
                Jacksonville, FL 32246

      SunAmerica High Income Fund

                (2) NAME AND ADDRESS    (3) AMOUNT AND NATURE
(1) TITLE           OF RECORD OR            OF RECORD OR          (4) PERCENTAGE
    OF CLASS        BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      OF CLASS
    --------        ----------------        --------------------      ----------

      N/A                  N/A                       N/A                  N/A

      SunAmerica Tax Exempt Insured Fund

                (2) NAME AND ADDRESS    (3) AMOUNT AND NATURE
(1) TITLE           OF RECORD OR            OF RECORD OR          (4) PERCENTAGE
    OF CLASS        BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      OF CLASS
    --------        ----------------        --------------------      ----------

Class B         Merrill Lynch, Pierce,          236,779.9780              23%
                Fenner & Smith, Inc.           owned of record
                Attn: Service Team
                Sec#97MD7
                4800 Deer Lake Dr. East
                Jacksonville, FL 32246

                Donaldson Lufkin Jenrette          56,228                  5%
                Securities Corporation Inc.    owned of record
                P.O. Box 2052
                Jersey City, NJ 07303

Class II        SunAmerica Asset                 16,910.0710              12%
                Management Corp.               owned of record
                Attn: Frank Curran
                The SunAmerica Center
                733 Third Avenue,
                4th Floor
                New York, NY 10017

                First Clearing Corp.             15,845.4180              11%
                Robert P. Mayhoffer            owned of record
                A/C 5493-7235
                10164 Empire Rd.
                Lafayette, CO 80026

                Donaldson Lufkin Jenrette        43,160.915               29%
                Securities Corporation Inc.    owned of record
                P.O. Box 2052
                Jersey City, NJ 07303

To the knowledge of management, the Trustees and officers of the Trust, both individually and as a group, owned less in the aggregate than 1% of the total outstanding shares of each class of each Fund.


      A quorum for the transaction of business at the Meeting is constituted with respect to each Fund by the presence in person or by proxy of holders of a majority of the outstanding shares of the respective Fund entitled to vote at the Meeting. If a proxy is properly executed and returned marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business with respect to such Fund.


      Each share of a Fund is entitled to one vote, with fractional shares voting proportionally. Approval of the Proposals with respect to each applicable Fund, requires the vote of a majority of the outstanding voting securities of that Fund. "Majority" for this purpose under the 1940 Act means the lesser of
(i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities. Each Proposal must be approved by shareholders of the respective Fund voting separately. Approval of a Proposal with respect to one Fund is not conditioned on approval by shareholders of any other Fund. If Proposal No. 1 is approved by the shareholders of a particular Fund, Proposal No. 1 will be effective for that Fund as described above, regardless of whether shareholders of another Fund approved Proposal No. 1.


      Proxy cards received from shareholders that do not provide voting instructions from shareholders will be voted in favor of the Proposals. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have the effect of a negative vote on the Proposals. Each Fund may adjourn the Meeting to the extent permitted by law, if necessary, to obtain additional proxies from shareholders.

      All information in the Proxy Statement about AGIM has been provided by AGIM. All information in the Proxy Statement about AIG has been provided by AIG. All information about SAAMCo has been provided by SAAMCo.

      The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                          -----------------------------

                                 PROPOSAL NO. 1

                            TO APPROVE A SUBADVISORY
                   AGREEMENT BETWEEN SAAMCO AND THE SUBADVISER
                                   (ALL FUNDS)


      The Trustees, including the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees") have approved, and recommend that the shareholders of each Fund approve, a subadvisory agreement (the "Subadvisory Agreement") between SAAMCo and American General Investment Management, L.P. ("AGIM") or an affiliate that in the future conducts the advisory business of AGIM (collectively, the "Subadviser").
Advisory services for these Funds are currently rendered directly by SAAMCo, without the use of a subadviser.


      Section 15 of the 1940 Act, which regulates investment companies such as the Trust, makes it unlawful for any person to serve or act as an investment adviser or subadviser to an investment company, except pursuant to a written contract that has been approved by the vote of a majority of the company's outstanding voting securities. Therefore, a shareholder vote is necessary to approve the Subadvisory Agreement. A form of Subadvisory Agreement is attached as Exhibit A.

BACKGROUND

      On August 29, 2001, AIG acquired American General Corporation, the parent company of AGIM. As a result of this transaction, AGIM became a subsidiary of AIG and an affiliate of SAAMCo.


      AGIM currently serves as the subadviser to Strategic Income Fund, High Yield Bond Fund, and Municipal Bond Fund (each, a "NA Fund," and collectively, the "NA Funds"). Each NA Fund is a series of North American Funds, a business trust organized under the laws of the Commonwealth of Massachusetts and registered under the 1940 Act. The Trustees of the Trust have approved a reorganization involving each Fund and a comparable NA Fund (each, a "Reorganization"). Pursuant to each Reorganization, a Fund will acquire the assets and liabilities of a corresponding NA Fund and continue the NA Fund's business. Each Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization, which means that, in the opinion of counsel, no gain or loss will be recognized by shareholders of the respective Fund as a result of a Reorganization. Each Fund will acquire the following NA Fund:


                   FUND                                 NA FUND
                   ----                                 -------
      SunAmerica Diversified Income Fund         Strategic Income Fund
      SunAmerica High Income Fund                High Yield Bond Fund
      SunAmerica Tax Exempt Insured Fund         Municipal Bond Fund


      Each Reorganization is subject to a number of conditions to closing, including receipt of approval from the shareholders of the respective NA Fund. Shareholders of the SunAmerica Diversified Income, SunAmerica High Income and SunAmerica Tax Exempt Insured Funds are not being asked to vote on the Reorganizations. However, each respective Reorganization is con-ditioned upon the approval by shareholders of SunAmerica Diversified Income Fund and SunAmerica High Income Fund of Proposals 2 and 3, respectively, to change the Fund's investment objective.

      Upon completion of the Reorganizations, the SunAmerica Diversified Income Fund will change its name to the SunAmerica Strategic Bond Fund, and the SunAmerica High Income Fund will change its name to the SunAmerica High Yield Bond Fund. The SunAmerica Tax Exempt Insured Fund's name will not change.


INFORMATION ABOUT SAAMCO

      SAAMCo serves as investment adviser to the Trust and each Fund pursuant to an Investment Advisory and Management Agreement, dated January 1, 1999 (the "Advisory Agreement"). SAAMCo is located at the The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

      SAAMCo was organized in 1982 under the laws of the State of Delaware and managed, advised and/or administered assets in excess of $28.5 billion as of June 30, 2001. In addition to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, SunAmerica Style Select Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.

      The Advisory Agreement between SAAMCo and the Trust on behalf of the Funds provides that SAAMCo, with respect to each Fund, shall select and manage the investments of each Fund, provide various administrative services, and supervise its daily business affairs. Under the Advisory Agreement, SAAMCo is authorized to delegate responsibility for managing a Fund's portfolio to one or more subadvisers. The Advisory Agreement provides that as compensation for its services, SAAMCo will receive from each Fund a fee, accrued daily and payable monthly, based on the net assets of each Fund. The table below sets forth the advisory fee rate payable by each Fund to SAAMCo as a percentage of average daily net assets, as well as the amount paid to SAAMCo by each Fund under the Advisory Agreement for the fiscal year ended March 31, 2001.


                                                                     YEAR ENDED
                                                                      MARCH 31,
FUND                        FEE                                         2001
-----                       ---                                      -----------
SunAmerica Diversified      .65% of average daily net assets up      $  333,983
Income Fund                 to $350 million; and .60% of average
                            daily net assets in excess of
                            $350 million.

SunAmerica High Income      0.75% of average daily net assets up     $1,110,891
Fund                        to $200 million; 0.72% of the next
                            $200 million; and 0.55% of average
                            daily net assets in excess of
                            $400 million.

SunAmerica Tax Exempt       0.50% of average daily net assets up     $  421,750
Insured Fund                to $350 million; and 0.45% of average
                            daily net assets in excess of
                            $350 million.

      Under the terms of the Advisory Agreement, SAAMCo shall not be liable to the Funds or to their shareholders for any error of judgment or mistake of law or for any loss arising out of any investment or any act or omission by it, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement also provides that except for such disabling conduct, a Fund will indemnify SAAMCo (and its affiliates) from any liability arising from SAAMCo's conduct under the Advisory Agreement. The Advisory Agreement provides that it may be terminated by either party without penalty upon 60 days written notice.


THE PROPOSED SUBADVISORY AGREEMENT BETWEEN SAAMCO AND THE SUBADVISER

      The Trustees are proposing that shareholders of each Fund approve a Subadvisory Agreement between SAAMCo and the Subadviser. A description of the proposed Subadvisory Agreement and the services to be provided by the Subadviser is set forth below. This description is qualified in its entirety by reference to the form of Subadvisory Agreement attached to this Proxy Statement as Exhibit A.


      Under the proposed Subadvisory Agreement, the Subadviser will manage the investment and reinvestment of the assets of the Funds, subject to the oversight of the Adviser and the Trustees. The Subadviser will formulate a continuous investment program for each Fund consistent with its investment objective and policies. The Subadviser will implement its program by purchases and sales of securities, and regularly report to the Adviser and the Trustees.


      As compensation for its services, the Subadviser will receive fees from the Adviser computed separately for each Fund. These fees will be paid by the Adviser and will not be additional charges to the Funds or their shareholders. The subadvisory fee for each Fund will be at the following annual rate of average daily net assets of each Fund:


                                                        BETWEEN
                                                     $200,000,000
                                          FIRST           AND        EXCESS OVER
FUND                                  $200,000,000   $500,000,000   $500,000,000
--------                              ------------   ------------   ------------
SunAmerica Diversified Income Fund.....   .35%           .25%           .20%
SunAmerica High Income Fund............   .45%           .35%           .30%
SunAmerica Tax Exempt Insured Fund.....   .25%           .22%           .15%


      The Subadvisory Agreement will continue in effect as to a Fund for a period no more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of the majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval.

      The Subadvisory Agreement may be terminated as to any Fund at any time, without the payment of penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, or by the Adviser or the Subadviser on 60 days' written notice to the Fund. The Subadvisory Agreement will automatically terminate in the event of its assignment or in the event of termination of the Advisory Agreement.

      The Subadvisory Agreement provides that the Subadviser will not be liable to the Trust or the Adviser for any losses resulting from any matters to which the Subadvisory Agreement relates other than losses resulting from the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties ("disabling conduct"). The Subadvisory Agreement also provides that except for such disabling conduct, SAAMCo will indemnify the Subadviser and its affiliates from any liability arising from the Subadviser's conduct under the Subadvisory Agreement. If SAAMCo were required to indemnify the Subadviser under the Subadvisory Agreement, SAAMCo would in turn be entitled to seek indemnification for such expenditure from the Fund under the Advisory Agreement.


THE SUBADVISER


      AGIM is located at 2929 Allen Parkway, Houston, Texas 77019. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation ("American General"), and is an indirect wholly owned subsidiary of AIG. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of July 31, 2001, of approximately $77 billion. The principal offices of AIGare located at 70 Pine Street, New York, New York 10270. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

      As stated above, AGIM is the subadviser to the Strategic Income Fund, High Yield Bond Fund, and Municipal Bond Fund of NA Funds. Each NA Fund has a similar investment objective to the SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund, respectively (as proposed to be amended). The rate of AGIM's compensation as subadviser for each of these NA Funds is the same as the rates payable by the Adviser under the proposed Subadvisory Agreement for each corresponding Fund and is as follows:

                                                        BETWEEN
                                                     $200,000,000
                                          FIRST           AND        EXCESS OVER
FUND                                  $200,000,000   $500,000,000   $500,000,000
--------                              ------------   ------------   ------------
Strategic Income Fund ................    .35%           .25%           .20%
High Yield Bond Fund .................    .45%           .35%           .30%
Municipal Bond Fund ..................    .25%           .22%           .15%

      As of March 31, 2001, the total net asset value of the Strategic Income Fund, High Yield Bond Fund, and Municipal Bond Fund of NA Funds was $36,186,976; $69,654,837; and $20,662,832, respectively. For the fiscal year ended October 31, 2000, AGAM paid total subadvisory fees to AGIM of $3,194,477. Of such amount, $91,401 (for the period July 7, 2000 to October 31, 2000), $31,952 and $150,251 were attributable to the High Yield Bond Fund, the Municipal Bond Fund and Strategic Income Fund, respectively, of NA Funds. From November 1, 1999 to July 7, 2000, The Variable Annuity Life Insurance Company ("VALIC"), an affiliate of AGAM, served as investment adviser for the High Yield Bond Fund. During this period, VALIC paid total subadvisory fees of $276,034. Of such amount, $199,342 was attributable to the High Yield Bond Fund of NA Funds.

      AGIM also manages the investment portfolio of the High Yield Bond Fund of North American Funds Variable Products II (the "NAFVPII High Yield Bond Fund"), a mutual fund with a substantially similar investment objective as the SunAmerica High Income Fund (as proposed to be amended). As of August 31, 2001, the total net asset value of the NAFVPII High Yield Bond Fund was $17,046,920. As compensation for advisory services in connection with the NAFVPII High Yield Bond Fund, AGIM receives advisory fees of 0.70% of the average daily net assets of the fund, payable monthly and accrued daily. For the fiscal year ended August 31, 2001, AGIM received total advisory fees of $51,707 in connection with the NAFVPII High Yield Bond Fund. No fees were waived with respect to this fund.


      Listed below are the names and principal occupations of the directors and principal executive officers of AGIM. Unless otherwise indicated, the business address of each person is 2929 Allen Parkway, Houston, Texas 77019.

NAME AND ADDRESS       POSITION WITH AGIM AND PRINCIPAL OCCUPATION(S)
-----------------      ---------------------------------------------
Richard W. Scott       Director,  President and Chief Executive Officer;  Senior
                       Managing  Director and head of U.S.  Fixed Income for AIG
                       Global   Investment   Corp.;   formerly  Vice   Chairman,
                       Investment Management for American General.

Albert Gutierrez       Director and Executive Vice President (Since April 2000);
                       prior  to  working  at AGIM,  Mr.  Gutierrez  was  Senior
                       Vice-President   responsible  for  non-equity   research,
                       trading and various insurance company portfolios with Conseco Capital Management from 1987 to 2000.

OTHER INFORMATION

      The SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund each paid no brokerage commissions for the fiscal year ended March 31, 2001.

MATTERS CONSIDERED BY THE BOARD


      At a meeting held on August 22-23, 2001, the Trustees, including all of the Independent Trustees, considered and approved the proposed Subadvisory Agreement with respect to each Fund. The Trustees received materials relating to the proposed Subadvisory Agreement and each Reorganization in advance of the meeting and had the opportunity to ask questions and request further information in connection with their consideration. Representatives of AGIM attended the meeting and presented information about AGIM and the NA Funds, including their historical performance records. The Trustees considered that the fees to be paid to the Subadviser would be paid by SAAMCo and would not be additional charges to the Funds or their shareholders. As part of their deliberations, the Trustees took into account the following, among other factors: the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the Subadviser; the amount and structure of investment advisers' fees generally and the fees payable under the Subadvisory Agreement; the financial strength of AIG; the management, personnel and operations of the Subadviser, the commitment of AIG to the financial services industry; and the structure of the AIG Merger.

      In addition, the Trustees considered the fact that the operations of AGIM may in the future be consolidated with those of another affiliate within the AIG group of companies to eliminate duplication and attempt to create economies of scale within the organization. The Trustees were assured that any such internal reorganization would not result in an adverse change in the nature or quality of the services provided to the Funds. Because a definitive decision had not yet been made as to whether or when AGIM's operations would be consolidated, the Trustees approved the Subadvisory Agreement with AGIM or the affiliate that ultimately assumes its business operations.

RECOMMENDATION OF THE BOARD

      Based on the considerations set forth above, the Trustees, including all of the Independent Trustees, unanimously determined that it is in the best interests of each Fund and its shareholders to enter into the Subadvisory Agreement and to recommend approval of the Subadvisory Agreement by shareholders.

           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
                           UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1
                             -----------------------

                                 PROPOSAL NO. 2

                             TO APPROVE A CHANGE IN
            SUNAMERICA DIVERSIFIED INCOME FUND'S INVESTMENT OBJECTIVE


      The Trustees are submitting for approval by shareholders of SunAmerica Diversified Income Fund the following proposal to change the Fund's investment objective. For the reasons described below, the Trustees have approved the proposed change. The Trustees believe that the proposed change is in the best interests of shareholders and recommend that shareholders vote in favor of the change. SunAmerica Diversified Income Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.


      The current investment objective for SunAmerica Diversified Income Fund is:

      "A high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective."

      The Trustees have approved and recommend that the shareholders of the Fund approve changing the Fund's investment objective to:


      "A high level of total return."

      Total return consists of both income and capital appreciation. The proposed change will therefore elevate capital appreciation from a secondary objective to a constituent part of the Fund's primary investment objective. The change will give the investment adviser additional flexibility to take advantage of opportunities to invest in instruments for potential capital appreciation instead of focusing primarily on the current income potential of the investment.

      Neither the Trustees nor the Adviser believes that this change in the investment objective of the Fund will result in material changes to the Fund's investment strategy or portfolio. If capital appreciation were to become a significant focus of the Adviser, however, the benefits associated with seeking capital appreciation could be balanced by the following factors, among others:
(i) distributions of income could be reduced due to decreased investment in income-producing investments and the Fund's increased attention to capital appreciation, (ii) capital gains taxes, which would be payable by shareholders despite reduced shareholder income, could increase due to the sale of investments reflecting increased appreciation of investments, and (iii) the Fund's investments in securities may be affected by issuer and market developments to a greater extent than are the Fund's current investments, which could cause the Fund to experience greater fluctuations in the value of its investments. However, as indicated, there is no expectation that the Fund's investment strategy or portfolio will shift in any material respect in the foreseeable future. As a result, the Trustees and the Adviser do not currently anticipate any increased risks associated with this change in the Fund's investment objective. Moreover, this change in objective will enable the Subadviser to manage the Fund in a manner similar to that used for the Strategic Income Fund of North American Funds.


      For these reasons, the Trustees believe that the proposed change in investment objective is in the best interests of shareholders and recommend that the shareholders approve the proposal.

                      THE BOARD OF THE TRUSTEES, INCLUDING
                THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2
                             -----------------------

                                 PROPOSAL NO. 3

                             TO APPROVE A CHANGE IN
               SUNAMERICA HIGH INCOME FUND'S INVESTMENT OBJECTIVE

      The Trustees are submitting for approval by shareholders of SunAmerica High Income Fund the following proposal to change the Fund's investment objective. For the reasons described below, the Trustees have approved the proposed change. The Trustees believe that the proposed change is in the best interests of shareholders and recommend that shareholders vote in favor of the change. SunAmerica High Income Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.

      The current investment objective for SunAmerica High Income Fund is:

      "Maximum current income."

      The Trustees have approved and recommend that the shareholders of the Fund approve changing the Fund's investment objective to:

      "A high level of total return."

      Total return consists of both income and capital appreciation. The change will give the investment adviser additional flexibility to take advantage of opportunities to invest in instruments for potential capital appreciation instead of focusing primarily on the income potential of the investment. The benefits associated with this added flexibility could be balanced by the following factors, among others: (i) distributions of income could be reduced due to decreased investment in income-producing investments and the Fund's increased attention to capital appreciation on investments, (ii) capital gains taxes, which would be payable by shareholders despite reduced shareholder income, could increase due to the sale of investments reflecting increased appreciation of investments, and (iii) the Fund's investments in securities may be affected by issuer and market developments to a greater extent than are the Fund's current investments, which could cause the Fund to experience greater fluctuations in the value of its investments. Nevertheless, the Adviser believes that this shift in focus will result in potentially desirable investment opportunities in the high yield bond market that were previously unavailable because of the Fund's emphasis on income-producing assets. Moreover, the change in objective will enable the Subadviser to manage the Fund in a manner similar to that used for the High Yield Bond Fund of North American Funds.

      For these reasons, the Trustees believe that the proposed change in investment objective is in the best interests of shareholders and recommend that the shareholders approve the proposal.

                      THE BOARD OF THE TRUSTEES, INCLUDING
                THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3
                             -----------------------

                                 PROPOSAL NO. 4

             TO APPROVE MAKING THE FUND'S INVESTMENT OBJECTIVE INTO
                            A NON-FUNDAMENTAL POLICY
        (SUNAMERICA DIVERSIFIED INCOME FUND, SUNAMERICA HIGH INCOME FUND
                     AND SUNAMERICA TAX EXEMPT INSURED FUND)

      The Trustees are submitting for approval by shareholders of the Funds a proposal to change each Fund's investment objective from a fundamental policy to a non-fundamental policy. Approval of this proposal will not change a Fund's investment objective.

      Each Fund's investment objective is currently a fundamental policy that may not be changed without the approval of both the Trustees and shareholders. The Trustees have approved and recommend that the shareholders of each Fund approve changing the policy regarding each Fund's investment objective from a fundamental policy to a non-fundamental policy that may be changed by a vote of the Trustees only.

      Approval of this proposal is not conditioned upon approval of Proposal 2 or 3 with respect to changing the investment objective of SunAmerica Diversified and SunAmerica Income Funds. If this proposal is approved, the Fund's investment objective will become non-fundamental. As stated above, approval of this proposal will not change a Fund's investment objective. Except as set forth herein, there is no present intention to change the investment objective of any Fund.

      The 1940 Act does not require any Fund's investment objective to be a fundamental policy. If each Fund's investment objective is changed to a non-fundamental policy, each Fund will be able to modify its investment objective with the Trustees' approval, but without the costs, expenses and time delay associated with obtaining shareholder approval. The Trustees will approve any change to the investment objective and shareholders will receive notice of the change.

      For these reasons, the Trustees believe that the proposed change in fundamental policy is in the best interests of shareholders and recommend that the shareholders approve the proposal.

                      THE BOARD OF THE TRUSTEES, INCLUDING
                THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4
                             -----------------------

                                 PROPOSAL NO. 5


                             TO APPROVE A CHANGE IN
               FUNDAMENTAL INVESTMENT POLICY CONCERNING BORROWING
      (SUNAMERICA DIVERSIFIED INCOME FUND AND SUNAMERICA HIGH INCOME FUND)


      The Trustees are submitting for approval by shareholders of the Funds, a proposal to change the fundamental investment restriction of the SunAmerica Diversified Income Fund and SunAmerica High Income Fund relating to borrowing.


      As described below, the Trustees recommend that shareholders approve the change. Fundamental restrictions may be changed only with shareholder approval.

      The existing fundamental restriction relating to borrowing is as follows:


      "Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings."

      The Trustees have approved and recommend that the shareholders of the Fund approve changing each Fund's fundamental investment restriction relating to borrowing to read as follows:

      "Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings."

      The proposed change in the investment restriction will increase your Fund's ability to borrow for temporary and emergency purposes from 5% of total assets to 331/3% of total assets. This change will provide the investment adviser with greater investment flexibility in managing the portfolio for each of the Funds. The benefits associated with this added flexibility could be partially offset by the following factors, among others: (i) higher fixed costs due to increased borrowing fees, which could result in reduced returns, and (ii) greater leverage risk, which is the risk that the increased assets available for investment would expose the Fund to greater investment risk, interest rate risk and other risks. Nevertheless, this change will make the policy consistent with the policy of the each corresponding NA Fund.


      For these reasons, the Trustees believe that the proposed change is in the best interests of shareholders and recommend that the shareholders approve the proposal.


                      THE BOARD OF THE TRUSTEES, INCLUDING
                THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 5
                             -----------------------

                               GENERAL INFORMATION

OTHER MATTERS

      The Trustees know of no matters to be presented at the Meeting other than those specified in the attached notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

      As in the past, the Trustees do not intend to regularly hold annual meetings of shareholders of the Trust. The Trustees will call a meeting of shareholders as may be required under the 1940 Act or as they may determine in their discretion. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Fund, the proposal must be received by the Fund a reasonable time before the solicitation is to be made.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


      EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE FUNDS. COPIES OF SUCH REPORTS MAY BE OBTAINED BY CONTACTING EACH FUND IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-858-8850.

      SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY CALLING AN AGENT OF THE SUNAMERICA INCOME FUNDS OR SHAREHOLDERS MAY VOTE BY TELEPHONE, FAX OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD(S).


                                      By Order of the Board of Trustees of
                                        SunAmerica Income Funds


                                      /s/ Robert M. Zakem

                                      Robert M. Zakem
                                      SECRETARY


October 5, 2001

                                    EXHIBIT A


                                     FORM OF
                              SUBADVISORY AGREEMENT

      This SUBADVISORY AGREEMENT is dated as of [____________] 2001 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and AMERICAN GENERAL INVESTMENT MANAGEMENT, a Delaware Limited Liability Company (the "Subadviser").

                                   WITNESSETH:

      WHEREAS, the Adviser and SunAmerica Income Funds, Inc., a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.01 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

      WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Trust listed on Schedule A attached hereto (the "Fund"), and the Subadviser is willing to furnish such services;

      NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

      1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Fund listed on Schedule A attached hereto. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Trust and in compliance with such policies as the Directors of the Trust may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Fund set forth in the Trust's current prospectus and statement of additional information as provided to the Subadviser, and (b) applicable laws and regulations.

      The Subadviser represents and warrants to the Adviser that the portion of each Fund set forth in Schedule A managed by it will at all times be operated and managed in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 9(c) hereof, the Subadviser represents and warrants (1) that the Subadviser's management of the assets of a Fund will be designed to achieve qualification by each Fund to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) compliance with
(a) the provisions of the Act and rules adopted thereunder that relate to the investment of Fund assets, including depositing those assets in custody with institutions designated by the Trust; and (b) applicable federal and state securities and commodities laws (other than state securities laws relating to the amount of Fund shares that may be sold in a particular state); provided that for purposes of Section 17(a), (d) and (e), the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that only with respect to any statements or omissions made in any Registration Statement for shares of the Trust, or any amendment or supplement thereto, made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

      The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

      2. FUND TRANSACTIONS. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for each Fund, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Fund transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the bro-kerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Fund and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Fund transactions in securities and other investments for a Fund. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Trust such information relating to Fund transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

      (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Fund's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge: 1) all brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser seek to obtain best execution; 2) such direction may result in the Trust paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, etc; 3) if the
Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where the Subadviser would, in some instances, be in a better position to negotiate commissions; and 4) the Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such, the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

      3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Fund listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated. The Adviser and Subadviser acknowledge that the Fund will be ultimately responsible for all brokerage commissions, taxes, custodian fees and any other transaction-related fees, but that, for the purposes of this Agreement, as between the Adviser and the Subadviser, the Adviser will be responsible for such expenses, and the Adviser authorizes the Subadviser to incur and pay such expenses for the Fund, as deemed appropriate by the Subadviser.

      4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

      5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

      6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

      7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Fund that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

      The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

      8. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

      9. LIABILITY OF THE SUBADVISER. (a) Except for damages resulting directly from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder ("disabling conduct") on the part of the Subadviser, the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Trust or to any shareholder of the Trust or to any third party for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser's providing services under this Agreement or the sale of securities of the Trust.

      (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, directly caused by the Subadviser's disabling conduct; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

      (c) The Subadviser shall not be liable to the Adviser its officers, directors, agents, employees, controlling persons or shareholders or to the Trust or its shareholders for (i) any acts of the Adviser or any other subadviser to the Fund with respect to the portion of the assets of a Fund not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the portion of the assets of a Fund allocated to it as if it was a separate operating Fund and shall comply with subsections (a) and
(b) of Section 1of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Fund and qualifications of a Fund as a regulated investment company under the Code) only with respect to the portion of assets of a Fund allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Fund's assets not allocated to the Subadviser and with respect to any other Fund of the Trust.

      10. PERMISSIBLE INTERESTS. Directors and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be inter-ested in the Trust as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

      11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Fund until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Trust or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other series of the Trust.

      With respect to each Fund, this Agreement may be terminated at any time, without payment of a penalty by the Fund or the Trust, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Fund, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Fund or the addition of any Fund to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Fund subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

      This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

      12. SEVERABILITY. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

      14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

      15. SEPARATE SERIES. Pursuant to the provisions of the Declaration of Trust, each Fund is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Fund shall be enforceable only against the assets of that Fund and not against the assets of any other Fund or of the Trust as a whole.

      16. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

      Subadviser:

      American General Investment Management
      100 E. Pratt Street
      Baltimore, MD 21202

      Adviser:

      SunAmerica Asset Management Corp.
      The SunAmerica Center
      733 Third Avenue, Third Floor
      New York, NY 10017-3204
      Attention: Robert M. Zakem
                 Senior Vice President and
                 General Counsel

      IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                      SUNAMERICA ASSET MANAGEMENT CORP.

                                      By: ______________________________________
                                          Name:  Peter A. Harbeck
                                          Title: President

                                      AMERICAN GENERAL INVESTMENT
                                      MANGAGEMENT

                                      By: ______________________________________
                                          Name:
                                          Title:

                                   SCHEDULE A

                                                             FEE
                                             (AS PERCENTAGE OF AVERAGE DAILY NET
                                              ASSETS THE SUBADVISER MANAGES FOR
PORTFOLIO                                               THE PORTFOLIO)
---------                                               --------------

SunAmerica Strategic Bond Fund                 .350% on the first $200 million
                                               .250% on the next $300 million
                                               .200% thereafter

SunAmerica Core Bond Fund                      .250% on the first $200 million
                                               .200% on the next $300 million
                                               .150% thereafter

SunAmerica High Yield Bond Fund                .450% on the first $200 million
                                               .350% on the next $300 million
                                               .300% thereafter

SunAmerica Tax Exempt Insured Fund             .250% on the first $200 million
                                               .220% on the next $300 million
                                               .150% thereafter

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






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






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



[LOGO] SunAmerica
       Mutual Funds

THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go the Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


      PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BY NOVEMBER 6, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON NOVEMBER 7, 2001.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. A PROXY CARD IS PROVIDED FOR THE FUND IN WHICH YOU OWN SHARES AS OF SEPTEMBER 17, 2001.


      The undersigned hereby appoints Peter A. Harbeck, Peter C. Sutton and Robert M. Zakem, or any of them, as proxies, each with full power to appoint his substitute, and hereby authorizes each of them to appear and vote as indicated above, all shares of the Fund which the undersigned is entitled to vote at the joint Special Meeting of Shareholders to be held at the offices of the SunAmerica Asset Management Co., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Time, on November 7, 2001, and any adjournments thereof, as indicated below.


      If shares are owned jointly, all parties should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


            TO VOTE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                       KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------
               [Proxy Card for SunAmerica Diversified Income Fund]
                       DETACH AND RETURN THIS PORTION ONLY
                          THIS PROXY CARD IS VALID ONLY
                              WHEN SIGNED AND DATED



Vote on Proposals                                                               FOR           AGAINST           ABSTAIN
1. To consider and act upon a proposal to approve or disapprove a subadvisory agreement between the Fund's investment adviser,
   SunAmerica Asset Management Corp. and American General
   Investment Management, L.P. or an affiliate thereof.                        [  ]           [  ]              [  ]
2. To approve or disapprove changes to the Fund's investment objective.
3. Reserved.                                                                   [  ]           [  ]              [  ]
4. To approve or disapprove changing the Fund's investment
   objective from a fundamental policy to a non-fundamental policy.            [  ]           [  ]              [  ]
5. To approve or disapprove changes to the Fund's fundamental
   investment policy concerning borrowing.                                     [  ]           [  ]              [  ]
6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   THIS  PROXY  CARD,  IF  PROPERLY  EXECUTED,  WILL BE VOTED IN THE  MANNER  DIRECTED  BY THE  SHAREHOLDER.  IF NO
DIRECTION  IS MADE,  THIS  PROXY  WILL BE VOTED  FOR ALL  PROPOSALS.  PLEASE  REFER TO THE  PROXY  STATEMENT  FOR A
DISCUSSION OF THE PROPOSALS.

Please sign in boxes below.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      Signature [Please sign within box]        Date              Signature (Joint Owners)              Date

[LOGO] SunAmerica
       Mutual Funds

THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go the Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

      PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BY NOVEMBER 6, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON NOVEMBER 7, 2001.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. A PROXY CARD IS PROVIDED FOR THE FUND IN WHICH YOU OWN SHARES AS OF SEPTEMBER 17, 2001.


      The undersigned hereby appoints Peter A. Harbeck, Peter C. Sutton and Robert M. Zakem, or any of them, as proxies, each with full power to appoint his substitute, and hereby authorizes each of them to appear and vote as indicated above, all shares of the Fund which the undersigned is entitled to vote at the joint Special Meeting of Shareholders to be held at the offices of the SunAmerica Asset Management Co., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Time, on November 7, 2001, and any adjournments thereof, as indicated below.


      If shares are owned jointly, all parties should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

            TO VOTE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                       KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                  [Proxy Card for SunAmerica High Income Fund]
                       DETACH AND RETURN THIS PORTION ONLY
                          THIS PROXY CARD IS VALID ONLY
                              WHEN SIGNED AND DATED



Vote on Proposals
                                                                                 FOR            AGAINST            ABSTAIN
1. To consider and act upon a proposal to approve or disapprove a subadvisory agreement between the Fund's investment adviser,
   SunAmerica Asset Management Corp. and American General
   Investment Management, L.P. or an affiliate thereof.                           [  ]           [  ]              [  ]
2. Reserved.
3. To approve or disapprove changes to the Fund's investment objective.           [  ]           [  ]              [  ]
4. To approve or disapprove changing the Fund's investment objective
   from a fundamental policy to a non-fundamental policy.                         [  ]           [  ]              [  ]
5. To approve or disapprove changes to the Fund's fundamental
   investment policy concerning borrowing.                                        [  ]           [  ]              [  ]
6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   THIS  PROXY  CARD,  IF  PROPERLY  EXECUTED,  WILL BE VOTED IN THE  MANNER  DIRECTED  BY THE  SHAREHOLDER.  IF NO
DIRECTION  IS MADE,  THIS  PROXY  WILL BE VOTED  FOR ALL  PROPOSALS.  PLEASE  REFER TO THE  PROXY  STATEMENT  FOR A
DISCUSSION OF THE PROPOSALS.

Please sign in boxes below.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      Signature [Please sign within box]        Date              Signature (Joint Owners)              Date

[LOGO] SunAmerica
       Mutual Funds

THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go the Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

   PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BY NOVEMBER 6, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON NOVEMBER 7, 2001.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. A PROXY CARD IS PROVIDED FOR THE FUND IN WHICH YOU OWN SHARES AS OF SEPTEMBER 17, 2001.

      The undersigned hereby appoints Peter A. Harbeck, Peter C. Sutton and Robert M. Zakem, or any of them, as proxies, each with full power to appoint his substitute, and hereby authorizes each of them to appear and vote as indicated above, all shares of the Fund which the undersigned is entitled to vote at the joint Special Meeting of Shareholders to be held at the offices of the SunAmerica Asset Management Co., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Time, on November 7, 2001, and any adjournments thereof, as indicated below.



      If shares are owned jointly, all parties should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.



            TO VOTE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                       KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
               [Proxy Card for SunAmerica Tax Exempt Insured Fund]
                       DETACH AND RETURN THIS PORTION ONLY
                          THIS PROXY CARD IS VALID ONLY
                              WHEN SIGNED AND DATED




Vote on Proposals
                                                                                 FOR            AGAINST            ABSTAIN

1. To consider and act upon a proposal to approve or disapprove a subadvisory agreement between the Fund's investment adviser,
   SunAmerica Asset Management Corp. and American General
   Investment Management, L.P. or an affiliate thereof.                           [  ]            [  ]               [  ]
2. Reserved.
3. Reserved.
4. To approve or disapprove changing the Fund's investment
   objective from a fundamental policy to a non-fundamental policy.               [  ]            [  ]               [  ]
5. Reserved.
6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   THIS  PROXY  CARD,  IF  PROPERLY  EXECUTED,  WILL BE VOTED IN THE  MANNER  DIRECTED  BY THE  SHAREHOLDER.  IF NO
DIRECTION  IS MADE,  THIS  PROXY  WILL BE VOTED  FOR ALL  PROPOSALS.  PLEASE  REFER TO THE  PROXY  STATEMENT  FOR A
DISCUSSION OF THE PROPOSALS.

Please sign in boxes below.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
      Signature [Please sign within box]        Date              Signature (Joint Owners)              Date
